PRESS RELEASE
                        For Immediate Release

Date:             April 17, 2003
Contact:          Bruce W. Teeters, Sr. Vice President
Phone:            (386) 255-7558
Facsimile:        (386) 239-0555
           CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER EARNINGS
        DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX CTO)
today reported net income of $.31 per share and earnings before depreciation and deferred taxes (EBDDT) of $.53 per share and for the quarter ended March 31, 2003.  The comparable numbers for the first quarter of 2002 were a net loss of $.02 per share and EBDDT of $.00 per share.
      EBDDT is being provided to reflect the impact of the Company's business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company's operating results.
      William H. McMunn, president and chief executive officer, stated,
"First quarter operating results were favorably impacted by several land sales closings and higher lease revenues generated by income properties. Interest in Company lands for all aspects of real estate uses remains strong."
        Consolidated-Tomoka Land Co. is a Florida based Company primarily engaged in the real estate industry. Real estate operations include development of land holdings in the Daytona Beach area and the management of income properties strategically located in Florida's rapid growth areas.
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                         EARNINGS NEWS RELEASE
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                                                            QUARTER ENDED
                                                      --------------------------
                                                       March 31,     March 31,
                                                         2003          2002
                                                      ------------  ------------
REVENUES                                              $5,923,043     $2,711,001
NET INCOME (LOSS)                                     $1,732,699      ($119,229)
BASIC & DILUTED EARNINGS PER SHARE:
NET INCOME (LOSS)                                          $0.31         ($0.02)



                     RECONCILIATION OF NET INCOME TO
              EARNINGS BEFORE DEPRECIATION AND DEFERRED TAXES

                                                            QUARTER ENDED
                                                      --------------------------
                                                       March 31,     March 31,
                                                         2003          2002
                                                      ------------  ------------
NET INCOME (LOSS)                                     $1,732,699      ($119,229)
ADD BACK:
  DEPRECIATION                                           292,352        198,622
  DEFERRED TAXES                                         960,262        (84,975)
EARNINGS BEFORE DEPRECIATION AND                       ------------  ------------
 DEFERRED TAXES                                       $2,985,313        ($5,582)
                                                       ============   ============
EBDDT PER SHARE                                            $0.53         ($0.00)

EBDDT - EARNINGS BEFORE DEPRECIATION AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION AND DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.





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       CONSOLIDATED-TOMOKA LAND CO. CONSOLIDATED BALANCE SHEETS

                                                       (Unaudited)
                                                       March 31,     December 31,
                                                         2003          2002
                                                      ------------  -----------
ASSETS
Cash                                                 $    71,181      1,019,976
Restricted Cash                                        2,734,293     12,339,527
Investment Securities                                  4,823,416      5,013,224
Notes Receivable                                       9,486,806      9,640,676
Real Estate Held for Development and Sale              8,913,025      7,453,628
Refundable Income Taxes                                  718,858        815,503
Other Assets                                           3,286,593      3,684,860
                                                      ----------     ----------
                                                     $30,034,172     39,967,394
                                                      ----------     ----------
Property, Plant and Equipment:
 Land, Timber and Subsurface Interests               $ 1,994,628      1,958,550
 Golf Buildings, Improvements and Equipment           11,259,631     11,259,631
 Income Properties Land, Buildings and Improvements   36,013,571     22,964,712
 Other Furnishings and Equipment                         889,847        886,767
                                                      ----------     ----------
  Total Property, Plant and Equipment                 50,157,677     37,069,660
Less Accumulated Depreciation and Amortization        (3,003,344)    (2,710,992)
                                                      ----------     ----------
 Net - Property, Plant and Equipment                  47,154,333     34,358,668
                                                      ----------     ----------
 TOTAL ASSETS                                        $77,188,505     74,326,062
                                                      ==========     ==========

LIABILITIES
Accounts Payable                                     $   131,566        304,480
Accrued Liabilities                                    3,140,766      3,085,131
Deferred Income Taxes                                  9,803,990      8,843,728
Notes Payable                                          9,752,061      9,235,072
                                                      ----------     ----------
     TOTAL LIABILITIES                                22,828,383     21,468,411
                                                      ----------     ----------
SHAREHOLDERS' EQUITY
Common Stock                                           5,615,579      5,615,579
Additional Paid in Capital                               887,547        835,750
Retained Earnings                                     48,623,369     47,171,449
Accumulated Other Comprehensive Loss                    (766,373)      (765,127)

                                                      ----------     ----------
     TOTAL SHAREHOLDERS' EQUITY                       54,360,122     52,857,651
                                                      ----------     ----------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $77,188,505    $74,326,062
                                                      ==========     ==========
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                             "Safe Harbor"

Certain statements contained in this press release (other than the financial statements and statements of historical fact), are forward-looking statements. The words "believe," "estimate," "expect," "intend,"
"anticipate," "will," "could," "may," "should," "plan," "potential,"
"predict," "forecast," and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Forward-looking statements are made based upon management's expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2003, and thereafter include many factors that are beyond the Company's ability to control or estimate precisely. These risks and uncertainties include, but are not limited to, the market demand of the Company's real estate parcels, income properties, timber and other products; the impact of competitive real estate; changes in pricing by the Company or its competitors; the costs and other effects of complying with environmental and other regulatory requirements; losses due to natural disasters; and changes in national, regional or local economic and political conditions, such as inflation, deflation, or fluctuation in interest rates.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.













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